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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements Nos. 333-45877, 333-35861, 333-63663, and 333-72833 of Starbase Corporation on Form
S-3 and in Registration Statement No. 333-04589 on form S-8 of our report dated June 18, 1999, appearing in the Annual Report on Form 10-KSB of Starbase Corporation for the year ended March 31, 1999.

DELOITTE & TOUCHE LLP
Costa Mesa, California

June 29, 1999